Exhibit 10.1

                    CONTRACT FOR WEBPAGE ANALYTICAL SERVICES
                                                                  March 24, 2012

Service Provider            Ampercio Corp.
Address                     42 Rockwood Crescent, Thornhill, ON L4J 7T2 Canada
Phone                       416-273-6501
e-mail                      Amperico.corp@gmail.com

                            and

Client/Company              Telvid Inc
Address                     21 Coral Acres, Thornhill, ON L6A 4S8 Canada
Phone                       289-553-2868
e-mail                      telvid@shaw.ca

                            agree to the following:

Target / Service and        1. Service Provider shall provide a Website Feedback
Source/Target                  Applet to be integrated with the Client's
Languages                      WebPages with applet ID for each Webpage where
                               the applet is installed.

Due Date                    2. Service Provider will send monthly report of
                               customer feedback to the client at the end of each calendar month.

Method of Delivery          3. Service Provider shall deliver report: by e-mail.

Format                         an Excel Spreadsheet

Fee                         4. Client shall pay Service Provider a monthly fee
                               $0.99 USD per webpage where the applet is installed.

Terms of Payment            5. Payment is due within 30 days since invoice issue
                               date.

Ownership                   6. The applet is a property of the Service Provider.

Confidentiality             7. All knowledge and information acquired during the
                               term of this Contract with respect to the business and products of the client will be treated by Service Provider as confidential until and unless stipulated by client.

Changes                     8. This contract can be modified orally or in
                               writing by agreement of both parties

Termination                 9. Either party may terminate this contract by
                               giving 30 days notice in writing.

Signatures:                    Approved and Accepted:

Client
Signature/Name/Title           Aoureliou Televko President

Service Provider:
Signature/Name/Title           Alex Norton President

Nevada State Business Entity Number: E0681132011-5